The Commerce Funds

Institutional Shares

Supplement dated October 4, 2007 to

Prospectus dated March 1, 2007

The instructions for Electronic Funds Transfer under section entitled “How Do I Add To My Commerce Funds Account?” on page 82 of the prospectus, is hereby deleted and replaced in its entirety by the following:

How Do I Add To My Commerce Funds Account?

By Electronic Funds Transfer:

To use Electronic Funds Transfer, have your bank send your investment to:

State Street Bank and Trust Company, with these instructions:

-	ABA # 011000028
-	DDA # 99042814
-	Beneficiary: Commerce Funds
-	Your name and address
-	Your social security or tax ID number
-	Name of the Fund
-	Class of Shares
-	Your new account number

540495